[GRAPHIC OF FLAGS OMITTED]

                         THE GABELLI GLOBAL GROWTH FUND
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2001

                         [GRAPHIC OF FOUR STARS OMITTED]


             MORNINGSTAR RATED[TM] THE GABELLI GLOBAL GROWTH 4 STARS
                  OVERALL AND 5 STARS FOR THE FIVE-YEAR PERIOD
              ENDED 09/30/01 AMONG 845 INTERNATIONAL EQUITY FUNDS.
       THE FUND WAS RATED 3 STARS FOR THE THREE-YEAR PERIOD ENDED 09/30/01
                     AMONG 1305 INTERNATIONAL EQUITY FUNDS.




TO OUR SHAREHOLDERS,

      The events of September 11 and their aftermath will shape the global economies for a generation to come. Several developments underscore the strength of free market economics, with the most notable being China's quick entry into the World Trade Organization ("WTO") on September 12. We are in the middle of a global economic slowdown, but globally coordinated monetary, and in many cases, fiscal policies will set a strong foundation for a new year.

      Even prior to the events on September 11, global equity markets were experiencing a torrid time. In July, the Morgan Stanley Capital International ("MSCI") World Free Index fell by 1.6%, and in August by a further 4.6%. Then on September 11 the world changed. Equity investors' reaction to an unexpected shock is usually to sell first and then ask questions. Heightened uncertainty raises the equity risk premium. In September, the MSCI World Free Index contracted by 9.1%, and for the quarter it fell 14.7%. Stripping out the U.S., international markets declined by 14.3%.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, The Gabelli Global Growth Fund's (the "Fund") Class AAA Shares' net asset value ("NAV") fell 23.83%. The MSCI World Free Index of global equity markets and Lipper Global Fund Average fell 14.68% and 16.27% respectively, over the same period. The MSCI World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT]2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 9/30/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF applicable) Morningstar Rating metrics. Morningstar Rating is for Class AAA shares only; other classes may have different performance characteristics.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

-----------------------------------------------------------------------------------------------------------------
                                                                     QUARTER
                                                  -------------------------------------------
                                                    1ST         2ND         3RD        4TH           YEAR
                                                  -------------------------------------------
  2001:   Net Asset Value ....................... $18.10       $18.21     $13.87         --            --
          Total Return .......................... (11.1)%        0.6%     (23.8)%        --            --
------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ....................... $36.37      $31.46      $27.80       $20.37        $20.37
          Total Return ..........................   3.4%      (13.5)%     (11.6)%      (20.9)%       (37.5)%
------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ....................... $20.33      $23.52      $24.91       $35.17        $35.17
          Total Return ..........................  19.7%       15.7%        5.9%        47.4%        116.1%
------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ....................... $16.45      $17.39      $15.17       $16.99        $16.99
          Total Return ..........................  15.2%        5.7%      (12.8)%       21.4%         28.9%
------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ....................... $11.79      $13.72      $15.02       $14.28        $14.28
          Total Return ..........................   0.3%       16.4%        9.5%        10.9%         41.7%
------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ....................... $12.57      $13.40      $13.22       $11.75        $11.75
          Total Return ..........................   7.3%        6.6%       (1.3)%       (0.3)%        12.5%
------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ....................... $10.62      $11.28      $12.30       $11.72        $11.72
          Total Return ..........................   3.6%        6.2%        9.0%        (1.8)%        17.9%
------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .......................  $9.90       $9.97      $10.54       $10.25        $10.25
          Total Return ..........................  (1.0)%(b)    0.7%        5.7%        (2.8)%         2.5%(b)
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                    Average Annual Returns (Class AAA Shares)
                    -----------------------------------------
                             September 30, 2001 (a)
                             ----------------------

1 Year .......................................... (46.15)%
5 Year ..........................................  10.88%
Life of Fund (b) ................................  11.40%
--------------------------------------------------------------------------------

                     DIVIDEND HISTORY
-----------------------------------------------------------
PAYMENT (EX) DATE     RATE PER SHARE     REINVESTMENT PRICE
-----------------     --------------     ------------------
December 27, 2000         $1.590              $20.06
December 27, 1999         $1.465              $33.50
December 28, 1998         $1.385              $16.56
December 31, 1997         $2.370              $14.28
December 31, 1996         $1.436              $11.75
December 29, 1995         $0.363              $11.72

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The investment results for the Fund's Class B and Class C Shares would be slightly lower due to the additional expenses associated with these classes of shares (exclusive of any front-end or contingent deferred sales charge).
(b) From  commencement  of  investment  operations  on February  7, 1994.  Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

Fund declined 46.15% over the trailing twelve-month period. The MSCI World Free Index and Lipper Global Fund Average declined 28.14% and 29.68%, respectively, over the same twelve-month period.

      For the three-year period ended September 30, 2001, the Fund's total return averaged 3.73%, versus average annual total returns of 0.53% and 2.55% for the MSCI World Free Index and the Lipper Global Fund Average. For the five-year period ended September 30, 2001, the Fund's total return averaged 10.88% annually, versus average annual total returns of 4.16% and 4.11% for the MSCI World Free Index and Lipper Global Fund Average, respectively. Since inception on February 7, 1994 through September 30, 2001, the Fund had a cumulative total return of 128.39%, which equates to an average annual total return of 11.40%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

STRATEGY REVIEW

      The Gabelli Global Growth Fund was formed to take advantage of the exceptional investment opportunities that are evolving around the world. We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, we seek a catalyst to unlock the underlying value of our investments.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      The current investment environment is challenging. In the plus column, we have accommodative central bank policy, low and falling inflation, and in the case of Europe and Japan the prospects for significant reform. Valuations have now corrected to much more attractive levels. On the negative side, the U.S. slowdown appears to have traveled across the Atlantic. Recent evidence suggests that the European Central Bank ("ECB") has been overconfident. The ease at which this happened can probably be laid at the doorstep of multinational companies. During the past decade there has been an unprecedented amount of investment in the U.S. made by European companies. Of course, the European activities of major U.S. companies are well known. Ford, Microsoft, Intel, and IBM are household names in Europe. As the slowdown unfolds in the U.S., both American and European multinationals have cut spending in Europe.

      The current slowdown seems to be different from previous periods of slow growth. Typically, since the Second World War, periods of slow growth have been caused by the central banks raising interest rates to slow demand as prices have risen beyond acceptable levels. This time companies have sharply reduced spending in response to over-capacity in many sectors of the economy. Inflation does not appear to be a problem. Indeed, Mr. Greenspan, Chairman of the Federal Reserve Board ("Fed"), has said that inflation does not pose any threat at the current time. In response to a drop in consumer confidence, sharp reductions in capital expenditures and lower corporate profits, the Fed has aggressively reduced interest rates. We are cautiously optimistic.

[pie chart omitted]
                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/01

United States -- 56.0%
Europe -- 16.2%
Japan -- 17.8%
Canada -- 4.4%
Asia/Pacific Rim -- 3.0%
Latin America -- 2.3%
South Africa -- 0.3%

      Obviously lower interest rates and the tax rebate will support consumer spending, but it is unlikely that the U.S. consumer (the hero of the global economy) can continue to carry the economy on his heavily indebted back. Help is needed from Europe and Japan. As the inflation threat wanes in Europe over the next few months, we believe that the ECB will follow the Fed and reduce interest rates more aggressively. This should act to spur demand in Europe.

      The Japanese economy is the slowest growing of the three major economic entities. Their new Prime Minister, Mr. Koizumi, has a wonderful opportunity to implement significant policy reform. This opportunity is based in his popular appeal among voters, which allows him to bypass the Liberal Democratic Party ("LDP") old guard. His challenge is to push through both economic and political reforms. One without the other is probably not sufficient. Will he succeed? We will not know for some time, but if we observe compromise with the senior figures within the LDP then the chances of success will be greatly diminished. He must seize the opportunity.

INVESTMENT SCORECARD

      During the third quarter, retail stocks including Blockbuster and Marks & Spencer continued to generate good returns. Companies in the wireless communications sector such as Filtronic and Sprint PCS Corp. were also at the top of our performance list. Advertising-supported broadcasters, such as Young Broadcasting, NRJ Groupe and Nippon Broadcasting, declined sharply during the quarter. Computer services companies Dell and Compaq also had a negative impact on the Fund's performance.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2001.

BELLSOUTH CORP. (BLS - $41.55 - NYSE) is the incumbent local exchange carrier serving most of the southeastern U.S. The stock has been held back by investor concern that BellSouth is contemplating a significant domestic acquisition, which we doubt, and by valuation issues in relation to the company's lowered earnings per share ("EPS") growth expectations. The lower earnings guidance was in part due to nonrecurring factors, and also due to the acceleration of the company's digital subscriber line rollout, which will inflate expenses in the near term. BellSouth's management has shown its aversion to dilution over many years, which gives us some comfort about the company's acquisition plans. At 16 times consensus 2002 EPS estimates, BellSouth is statistically the cheapest of the three regional Bells.

KDDI CORP. (9433.T - $2,736.51 - TOKYO STOCK EXCHANGE) is a major Japanese telecommunications company created in 1985 to compete against the NTT monopoly. DDI recently closed the transaction that combined DDI with KDD and IDO to create KDDI. KDDI offers fixed-line and cellular service internationally and domestically. KDDI has approximately fourteen million cellular subscribers, which represents roughly eleven percent of the Japanese population. The company's largest shareholders are Kyocera, who holds greater than 15%, and Toyota, who holds greater than 13%.

NEXTEL COMMUNICATIONS INC. (NXTL - $8.64 - NASDAQ) is the last remaining independent national wireless carrier in the U.S., servicing over 8 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel International, a wholly-owned international subsidiary of Nextel, serves about 900,000 wireless customers in Latin America and has licenses covering over 230 million people in Brazil, Argentina, Mexico, Peru and Chile. Nextel's investment portfolio is currently valued at over $1.0 billion.

NIKKO SECURITIES CO. LTD. (8603.T - $5.31 - TOKYO STOCK EXCHANGE) is one of Japan's largest full service securities firms. The company provides financial services including dealing, brokerage, underwriting, and asset management.
Through their joint venture, Nikko Salomon Smith Barney Limited, the company offers equity underwriting and sales, initial public offerings, cross-boarder M&A deals and trading services for institutional investors. Nikko Securities is well placed through its joint venture with Citibank to benefit from the industrial restructuring that is likely to occur in Japan. Capital gains tax reform and introductions of defined contribution pension plans should also provide growth opportunities for Nikko to expand its fee based income.

NOVARTIS AG (NOVN.VX - $39.16 - VIRT-X STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, Novartis has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business. This has included increasing the company's marketing skills ahead of a number of important product introductions. Novartis has a considerable amount of net cash which can be used for acquisitions and stock buy backs.

ROCHE HOLDING AG (ROG.VX - $71.76 - VIRT-X STOCK EXCHANGE) is primarily a pharmaceutical company that also operates in vitamins and fine chemicals, diagnostics, and flavors and fragrances. Pharmaceuticals make up approximately sixty percent of sales, vitamins and fine chemicals comprise approximately fifteen percent, diagnostics roughly nineteen percent and the balance is the flavors and fragrances business. Roche's pharmaceutical business should benefit from its strong pipeline as well as additional synergies from the Boehringer Mannheim acquisition.

SPRINT PCS GROUP (PCS - $26.29 - NYSE) is a tracking stock of Sprint Corp. that was created to reflect the performance of Sprint's PCS (Personal Communication Services) operations. Sprint Corp. was the winning bidder in the 1996 auction of PCS licenses and currently controls licenses covering over 250 million people. Sprint PCS is the only all-digital national PCS carrier. The company currently services over 12 million subscribers and has been one of the fastest growing wireless carriers.

TELEPHONE & DATA SYSTEMS INC. (TDS - $94.30 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $49.50 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp., which has recently been acquired by Deutsche Telekom (DT - $15.50 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at $2 billion. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

TICKETMASTER (TMCS - $10.35 - NASDAQ) is a publicly traded subsidiary of USA Networks (USAI - $17.98 - Nasdaq) that dominates the online and offline ticketing market in the United States. Ticketmaster also operates USA's local city guide business on the Internet and the match.com website, which is the number one destination for personal ads on the Internet.

UNITED STATES CELLULAR CORP. (USM - $49.50 - AMEX) is an 81% owned subsidiary of TDS and is a wireless carrier with cellular licenses covering over 25 million people primarily in rural and suburban markets. The company currently serves over 3 million subscribers and is an important roaming partner for national wireless carriers such as AT&T Wireless Services Inc. (AWE - $14.94 - NYSE), Verizon Communications (VZ - $54.11 - NYSE) and Sprint PCS Group (PCS - $26.29 -
NYSE).

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                  WHEN
                       ---                  ----
      Special Chats:   Mario J. Gabelli     First Monday of each month
                       Howard Ward          First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER             DECEMBER             JANUARY
                       --------             --------             -------
      1st Wednesday    Lynda Calkin         Caesar Bryan         Walter Walsh
      2nd Wednesday    Walter Walsh         Ivan Arteaga         Lynda Calkin
      3rd Wednesday    Laura Linehan        Tim O'Brien          Tim O'Brien
      4th Wednesday    Barbara Marcin       Barbara Marcin       Caesar Bryan
      5th Wednesday                                              Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We believe that one of the keys to the current environment is to identify companies that have pricing power and therefore some control over profitability. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market. The Fund has a heavy concentration in healthcare, financial services, consumer and service sectors. Most of our holdings are in companies that have a product or service that is hard to duplicate and where there is a high barrier to entry. We have not abandoned quality businesses that are economically sensitive such as entertainment and broadcasting. To do so would mean taking a stand that economies will not recover in the medium term, and that is not a bet we are willing to take at the current time. This year will be difficult to fully recover, but we expect 2002 to illustrate the beginnings of a new environment of opportunities.

      The Fund's daily net asset value is available in the  financial  press and
each   evening   after  6:00  PM   (Eastern   Time)  by  calling   1-800-GABELLI
(1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.
                                   Sincerely,
            /S/ MARC GABELLI                             /S/ CAESAR BRYAN
            MARC GABELLI                                 CAESAR BRYAN
            Team Portfolio Manager                       Team Portfolio Manager



            /S/ HARTSWELL WOODSON, III                   /S/ TIMOTHY P. O'BRIEN
            A. HARTSWELL WOODSON, III                    TIMOTHY P. O'BRIEN, CFA
            Team Portfolio Manager                       Team Portfolio Manager

                                    /S/ IVAN ARTEAGA
                                    IVAN ARTEAGA, CFA
                                    Team Portfolio Manager
October 31, 2001

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS -- SEPTEMBER 30, 2001 (A)
                ------------------------------------------------
                   CLASS A SHARES        CLASS B SHARES       CLASS C SHARES
                   --------------        --------------       --------------
  1 Year              (46.09)%              (46.53)%             (46.63)%
                      (49.20)%(c)           (51.53)%(d)          (47.63)%(d)
  5 Year               10.89%                10.69%               10.65%
                        9.58%(c)             10.49%(d)            10.65%(d)
  Life of Fund (b)     11.41%                11.27%               11.25%
                       10.55%(c)             11.27%(d)            11.25%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A, Class B and Class C Shares. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 2, 2000, May 5, 2000 and March 12, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares.
(b) Performance is calculated from inception of Class AAA Shares on Feburary 7, 1994. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------


              COMMON STOCKS -- 86.2%
              AUTOMOTIVE -- 0.5%
     40,000   Toyota Motor Corp. .............. $ 1,027,449
                                                -----------
              BROADCASTING -- 5.7%
     52,200   Ackerley Group Inc. .............     558,540
    105,000   Mediaset SpA ....................     589,050
    162,000   Nippon Broadcasting System Inc. .   5,072,273
    143,311   NRJ Groupe+ .....................   1,667,985
    100,000   On Command Corp.+ ...............     219,000
        500   Reuters Group plc ...............       4,402
    570,000   Seven Network Ltd. ..............   1,819,990
     66,400   Young Broadcasting Inc., Cl. A+ .     962,800
                                                -----------
                                                 10,894,040
                                                -----------
              BUSINESS SERVICES -- 0.9%
      6,500   Asatsu-DK Inc. ..................     152,774
     15,000   Secom Co. Ltd. ..................     773,105
     16,000   Vivendi Universal SA, ADR .......     741,600
                                                -----------
                                                  1,667,479
                                                -----------
              CABLE -- 3.4%
     75,000   Cablevision Systems Corp., Cl. A+   3,070,500
     50,000   Charter Communications Inc., Cl. A+   619,000
    125,000   NTL Inc.+ .......................     387,500
     70,000   Rainbow Media Group+ ............   1,417,500
    415,000   UnitedGlobalCom Inc., Cl. A+ ....     962,800
                                                -----------
                                                  6,457,300
                                                -----------
              COMMUNICATIONS EQUIPMENT -- 4.4%
     17,600   CIENA Corp.+ ....................     181,104
    228,000   Ericsson (L.M.) Telephone Co., Cl. B  824,980
    244,000   Furukawa Electric Co. Ltd. ......   1,327,222
     60,000   JDS Uniphase Corp.+ .............     379,200
     65,000   L-3 Communications Holdings Inc.+   5,684,250
      2,000   Nokia Corp., ADR ................      31,300
                                                -----------
                                                  8,428,056
                                                -----------
              COMPUTER HARDWARE -- 0.8%
     84,100   Compaq Computer Corp. ...........     698,871
     44,000   Dell Computer Corp.+ ............     815,320
                                                -----------
                                                  1,514,191
                                                -----------
              COMPUTER SOFTWARE AND SERVICES -- 0.3%
     36,900   Softbank Corp. ..................     653,563
                                                -----------
              CONSUMER PRODUCTS -- 3.0%
      4,450   Henkel KGaA .....................     257,953
     14,000   Nintendo Co. Ltd. ...............   2,010,744
     25,000   Ryohin Keikaku Co. Ltd. .........     555,066
     38,250   Swatch Group AG .................   2,768,447
                                                -----------
                                                  5,592,210
                                                -----------

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

              CONSUMER SERVICES -- 3.0%
    550,000   Ticketmaster, Cl. B+ ............ $ 5,692,500
                                                -----------
              DIVERSIFIED INDUSTRIAL -- 1.5%
      6,000   Technip - Coflexip ..............     756,257
     48,000   Tyco International Ltd. .........   2,184,000
                                                -----------
                                                  2,940,257
                                                -----------
              EDUCATIONAL SERVICES -- 0.2%
     15,000   Benesse Corp. ...................     459,582
                                                -----------
              ELECTRONICS -- 2.6%
      4,075   Egide SA+ .......................     219,515
     30,000   Fujitsu Ltd. ....................     251,574
     14,300   Rohm Co. Ltd. ...................   1,392,428
      3,570   Samsung Electronics Co. Ltd. ....     381,672
     58,000   Sony Corp. ......................   2,137,329
    168,000   Toshiba Corp. ...................     643,062
                                                -----------
                                                  5,025,580
                                                -----------
              ENERGY AND UTILITIES -- 2.1%
     35,000   Devon Energy Corp. ..............   1,204,000
     65,000   ONEOK, Inc. .....................   1,076,400
     60,000   Questar Corp. ...................   1,210,800
     58,000   Scottish & Southern Energy plc ..     552,373
                                                -----------
                                                  4,043,573
                                                -----------
              ENTERTAINMENT -- 6.6%
     95,000   EMI Group plc ...................     330,903
     73,200   Grupo Televisa SA, ADR+ .........   2,100,840
        560   Hudson Soft Co. Ltd.+ ...........       2,731
    390,000   Liberty Media Corp., Cl. A+ .....   4,953,000
    340,000   Publishing & Broadcasting Ltd. ..   1,454,748
    360,000   SMG plc .........................     515,865
     55,000   Viacom Inc., Cl. A+ .............   1,922,250
     40,000   Viacom Inc., Cl. B+ .............   1,380,000
                                                -----------
                                                 12,660,337
                                                -----------
              EQUIPMENT AND SUPPLIES -- 0.2%
     40,000   THK Co. Ltd. ....................     402,921
                                                -----------
              FINANCIAL SERVICES -- 3.4%
    165,000   Banca Monte dei Paschi di Siena SpA   429,014
     12,100   Fannie Mae ......................     968,726
     27,900   Freddie Mac .....................   1,813,500
      2,840   Invik & Co. AB, Cl. B ...........     106,488
        132   Mitsubishi Tokyo Financial Group
               Inc. ...........................   1,030,471
    355,000   Nikko Securities Co. Ltd. .......   1,886,300
     67,000   Sumitomo Trust & Banking Co. Ltd.     331,822
                                                -----------
                                                  6,566,321
                                                -----------
              FOOD AND BEVERAGE -- 0.3%
     19,000   Beghin-Say+ .....................     648,364
                                                -----------

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

              COMMON STOCKS (CONTINUED)
              HEALTH CARE -- 3.6%
      4,560   Bayer AG ........................   $ 130,566
     35,000   GlaxoSmithKline plc+ ............     987,640
     53,000   Novartis AG .....................   2,075,384
     23,200   Roche Holding AG ................   1,664,811
     42,000   Takeda Chemical Industries Ltd. .   1,939,058
                                                -----------
                                                  6,797,459
                                                -----------
              METALS AND MINING -- 1.5%
    108,000   Harmony Gold Mining Co. Ltd. ....     587,494
    139,000   Rio Tinto plc ...................   2,185,888
                                                -----------
                                                  2,773,382
                                                -----------
              PUBLISHING -- 3.6%
     32,800   Arnoldo Mondadori Editore SpA ...     167,280
    807,400   Independent News & Media plc,
               Dublin .........................   1,205,909
    213,700   PRIMEDIA Inc.+ ..................     502,195
     19,000   Scripps (E.W.) Co., Cl. A .......   1,157,290
     50,400   Tribune Co. .....................   1,582,560
    190,939   United Business Media plc .......   1,060,755
      2,300   Washington Post Co., Cl. B ......   1,195,540
                                                -----------
                                                  6,871,529
                                                -----------
              RETAIL -- 1.7%
    100,000   Blockbuster Inc., Cl. A .........   2,190,000
     25,000   Centros Comerciales Carrefour SA      296,437
      5,000   Fast Retailing Co. Ltd. .........     561,991
     59,000   Marks & Spencer plc .............     221,117
                                                -----------
                                                  3,269,545
                                                -----------
              SATELLITE -- 0.5%
     50,000   General Motors Corp., Cl. H+ ....     666,500
         40   JSAT Corp. ......................     264,921
                                                -----------
                                                    931,421
                                                -----------
             TELECOMMUNICATIONS: BROADBAND -- 0.0%
    134,000   United Pan-Europe Communications
               NV, Cl. A+ .....................      43,933
     35,000   XO Communications Inc., Cl. A+ ..      14,350
                                                -----------
                                                     58,283
                                                -----------
              TELECOMMUNICATIONS: LOCAL -- 8.4%
     45,600   AT&T Canada Inc.+ ...............   1,320,622
     61,700   AT&T Canada Inc., Cl. B+ ........   1,789,917
     50,000   BellSouth Corp. .................   2,077,500
     25,000   CenturyTel Inc. .................     837,500
    241,400   Citizens Communications Co. .....   2,269,160
     45,000   McLeodUSA Inc., Cl. A+ ..........      34,650
    192,000   Rogers Communications Inc., Cl.
               B+ .............................   2,455,134
    125,600   Rogers Communications Inc., Cl.
               B, ADR+ ........................   1,613,960
    259,000   Sonera Oyj ......................     702,907
     55,000   Verizon Communications ..........   2,976,050
                                                -----------
                                                 16,077,400
                                                -----------

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

              TELECOMMUNICATIONS: LONG DISTANCE -- 4.8%
     85,000   AT&T Corp. ...................... $ 1,640,500
      1,720   KDDI Corp. ......................   4,706,790
     80,000   Sprint FON Group ................   1,920,800
     60,000   WorldCom Inc. - MCI Group .......     913,800
                                                -----------
                                                  9,181,890
                                                -----------
              TELECOMMUNICATIONS: NATIONAL -- 7.0%
     10,000   Broadwing Inc.+ .................     160,800
    174,856   Deutsche Telekom AG, ADR ........   2,710,268
        900   Japan Telecom Co. Ltd. ..........   2,802,820
        280   Nippon Telegraph & Telephone Corp.  1,306,808
    850,000   Olivetti SpA+ ...................     837,583
     75,000   Telecom Italia SpA ..............     566,236
    324,000   Telefonica SA ...................   3,582,165
     90,000   WorldCom Inc. - WorldCom Group+ .   1,353,600
                                                -----------
                                                 13,320,280
                                                -----------
              WIRELESS COMMUNICATIONS -- 16.2%
     43,045   AT&T Wireless Services Inc.+ ....     643,092
    167,200   Centennial Cellular Corp., Cl.
               A+ .............................   1,504,800
      5,000   Dobson Communications Corp., Cl.
               A+ .............................      51,750
    337,500   Filtronic plc ...................     850,682
     83,000   Leap Wireless International Inc.+   1,303,100
    599,000   Nextel Communications Inc., Cl.
               A+ .............................   5,175,360
        115   NTT DoCoMo Inc.+ ................   1,554,184
     18,100   Rogers Wireless Communications
               Inc.+ ..........................     191,345
     92,100   Rogers Wireless Communications
               Inc., Cl. B+ ...................     980,865
     17,100   Rural Cellular Corp., Cl. A+ ....     415,530
    215,000   Sprint PCS Group+ ...............   5,652,350
     55,000   Telephone & Data Systems Inc. ...   5,186,500
    119,300   United States Cellular Corp.+ ...   5,905,350
     45,000   Western Wireless Corp., Cl. A+ ..   1,520,101
                                                -----------
                                                 30,935,009
                                                -----------
              TOTAL COMMON STOCKS ............. 164,889,921
                                                -----------

              PREFERRED STOCKS -- 1.0%

              BUSINESS SERVICES -- 0.0%
     34,000   MindArrow Systems Inc., Pfd.,
               Ser. C+ (a) ....................      45,560
                                                -----------
              ENTERTAINMENT -- 0.1%
    350,000   Village Roadshow Ltd., Pfd. .....     214,180
                                                -----------
              PUBLISHING -- 0.9%
     77,615   News Corp. Ltd., Pfd., ADR ......   1,652,423
                                                -----------
              TOTAL PREFERRED STOCKS ..........   1,912,163
                                                -----------

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                      MARKET
   AMOUNT                                         VALUE
  ---------                                      ------

              CORPORATE BONDS -- 0.2%
              ENTERTAINMENT -- 0.0%
$    50,000   USA Networks Inc.,
               Sub. Deb. Cv.
               7.00%, 07/01/03 ................$     49,750
                                               ------------
              TELECOMMUNICATIONS -- 0.2%
  1,000,000   United Pan-Europe Communications NV,
               Ser. B 10.88%, 11/01/07 ........     140,000
    500,000   Williams Communications Group Inc.,
               Sr. Notes
               10.88%, 10/01/09 ...............     210,000
                                               ------------
                                                    350,000
                                               ------------
              TOTAL CORPORATE BONDS ...........     399,750
                                               ------------
    SHARES
    ------
              WARRANTS -- 0.0%
              BUSINESS SERVICES -- 0.0%
      9,444   MindArrow Systems Inc.,
               expire 08/03/05+ (a) ...........           0
                                               ------------
  PRINCIPAL
   AMOUNT
  ---------
              U.S. GOVERNMENT OBLIGATIONS -- 10.3%
$19,682,000   U.S. Treasury Bills,
               2.36% to 2.52%++,
               due 10/18/01 to 12/27/01 .......  19,575,590
                                               ------------
              TOTAL INVESTMENTS -- 97.7%
                (Cost $262,655,655) ........... 186,777,424
              OTHER ASSETS AND LIABILITIES
                (NET) -- 2.3% .................   4,478,885
                                               ------------
              NET ASSETS -- 100.0% ............$191,256,309
                                               ============

     ------------------------
    (a) Restricted security fair valued under procedures established by the Board of Directors.
    +    Non-income producing security.
    ++   Represents annualized yield at date of purchase.
  ADR -  American Depositary Receipt.

                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------      ------     ------------
    North America .................  60.4%     $112,873,532
    Japan .........................  17.8%       33,246,988
    Europe ........................  16.2%       30,261,556
    Asia/Pacific Rim ..............   3.0%        5,523,014
    Latin America .................   2.3%        4,284,840
    South Africa ..................   0.3%          587,494
                                    ------     ------------
                                    100.0%     $186,777,424
                                    ======     ============

-----------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2001
                               ------------------

    BellSouth Corp.                       Roche Holding AG
    KDDI Corp.                            Sprint PCS Group
    Nextel Communications Inc.            Telephone & Data Systems Inc.
    Nikko Securities Co. Ltd.             Ticketmaster
    Novartis AG                           United States Cellular Corp.
-----------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA
GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The Fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK]FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                           MARC J. GABELLI, LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL  TELECOMMUNICATIONS  FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's
  primary objective is capital appreciation. (MULTICLASS)           TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
  (MULTICLASS)                                                      TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. DISTRIBUTED BY GABELLI &
                                  COMPANY, INC.
                             VISIT OUR WEBSITE AT:
                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
      1-800-422-3554 o 914-921-5100 o FAX: 914-921-5118 o INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Global Series Funds, Inc.
                         THE GABELLI GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                                John D. Gabelli
CHAIRMAN AND CHIEF                                   SENIOR VICE PRESIDENT
INVESTMENT OFFICER                                   GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                       Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                              FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                            DEUTSCHE BUNDESBANK

Anthony J. Colavita                                  Werner J. Roeder, MD
ATTORNEY-AT-LAW                                      MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.                            LAWRENCE HOSPITAL

Arthur V. Ferrara                                    Anthonie C. van Ekris
FORMER CHAIRMAN AND                                  MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                              BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

                                    OFFICERS

Mario J. Gabelli, CFA                                James E. McKee
PRESIDENT AND CHIEF                                  SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER


                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB442Q301SR

                                        [PHOTO OF MARIO J. GABELLI, CFA OMITTED]

THE
GABELLI
GLOBAL
GROWTH
FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001